ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:        April 1, 2002 - April 30, 2002
                          -----------------------------

SETTLEMENT DATE:                    15-May-02
                                    ---------

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
A.       SERIES INFORMATION

         ADVANTA LEASING RECEIVABLES CORP. IV AND
         ADVANTA LEASING RECEIVABLES CORP. V
         EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
         SERIES 1998-1

I.       SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

         (a.)         Beginning Aggregate Contract Principal Balance  ("ACPB") ...............                       $ 22,956,336.63
                                                                                                                     ---------------
         (b.)         Contract Principal Balance of all Collections allocable to Contracts ...  $ 2,525,118.31
                                                                                                --------------
         (c.)         Contract Principal Balance of Charged-Off Contracts ....................  $   132,223.63
                                                                                                --------------
         (d.)         Total decline in Principal Balance .....................................                       $  2,657,341.94
                                                                                                                     ---------------
         (e.)         Ending Aggregate Contract Principal Balance of all Contracts
                      as of this Settlement Date .............................................                       $ 20,298,994.69
                                                                                                                     ---------------
                      BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED
                      PAYMENT DATE

         (f.)         Class A Principal Balance as of this Settlement Date ...................                       $ 10,773,984.05
                                                                                                                     ---------------
                      (Class A Note Factor) ..................................   0.0325301
                                                                                 ---------
         (g1.)        Class A-1 Principal Balance .(Note Factor) .............   0.0000000                  --
                                                                                 ---------      --------------
         (g2.)        Class A-2 Principal Balance . (Note Factor) ............   0.0000000      $           --
                                                                                 ---------      --------------
         (g3.)        Class A-3 Principal Balance . (Note Factor) ............   0.0000000      $         0.00
                                                                                 ---------      --------------
         (g4.)        Class A-4 Principal Balance . (Note Factor) ............   0.2347273      $10,773,984.05
                                                                                 ---------      --------------
         (h.)         Class B Principal Balance as of this Settlement Date ...................                       $            --
                                                                                                                     ---------------
                      (Class B Note Factor) ..................................   0.0000000
                                                                                 ---------
         (i.)         Class C Principal Balance as of this Settlement Date ...................                       $            --
                                                                                                                     ---------------
                      (Class C Note Factor) ..................................   0.0000000
                                                                                 ---------
         (l.)         Class D Principal Balance as of this Settlement Date ...................                       $  9,525,010.64
                                                                                                                     ---------------
                      (Class D Note Factor) ..................................   0.6349878
                                                                                 ---------

II.      COMPLIANCE RATIOS

         (a.)         Aggregate Contract Balance Remaining ("CBR") of all
                      Contracts as of the related Calculation Date ...........................                       $ 21,344,817.52
                                                                                                                     ---------------
         (b1.)        % of CBR 31 days or more delinquent as of the related
                      Calculation Date .......................................................                            7.32%
                                                                                                                     ---------------
         (b2.)        Preceding Month %: ....................................     Mar-02                                 8.09%
                                                                                 ---------                           ---------------
         (b3.)        2nd Preceding Month %: ................................     Feb-02                                 8.62%
                                                                                 ---------                           ---------------
         (b4.)        Three month rolling average % of CBR 31 days or more
                      delinquent .............................................................                            8.01%
                                                                                                                     ---------------
         (c.)         Does the three month rolling average % of CBR which
                      are 31 days or more delinquent exceed 10.5% ?   Y or N. ................                             NO
                                                                                                                     ---------------
                      (Amortization Period Only)
         (d)          Cumulative Net Loss Percentage as of the related
                      Collection Period ......................................................                            3.10%
                                                                                                                     ---------------
         (d1.)        Does the Cumulative Net Loss Percentage exceed
                      4.0 % from the Beginning Period to and including 12th
                      Collection Period ?  Y or N ............................................                            N/A
                                                                                                                     ---------------
         (d2.)        5.5 % from 13th Collection Period to and including 24th
                      Collection Period ? Y or N .............................................                            N/A
                                                                                                                     ---------------
         (d3.)        7.0 % from 25th Collection Period and thereafter ? Y or N ..............                             NO
                                                                                                                     ---------------
                      (If Yes to e1 or e2 or e3, then a Residual Event occurs)
         (e1.)        Residual Realization for the related Collection Period
                      > 100% (YES/NO) ........................................................                             YES
                                                                                                                     ---------------
         (e2.)        Preceding Month: ......................................     Mar-02  > 100% (YES/NO)                  YES
                                                                                 --------                            ---------------
         (e3.)        2nd Preceding Month: ..................................     Feb-02  > 100% (YES/NO)                  YES
                                                                                 ---------                           ---------------
         (e4.)        Three month rolling average Residual Realization Ratio
                      > 100% (YES/NO) ........................................................                             YES
                                                                                                                     ---------------
                      (If less than 100%, then a Residual Event Occurs)

III.     FLOW OF FUNDS

                      The amount of available funds on deposit in the Series
                      1998-1 Facility Account ................................................                       $  3,422,132.77
                                                                                                                     ---------------

                (1) On the Payment Date which is also the Amortization Date and each Payment Date thereafter

         (a.)         To the Servicer, Unrecoverable Servicer Advances .......................                             52,430.80
                                                                                                                     ---------------
         (b.)         To the Servicer, if ABS is not the Servicer, Servicing Fee
                      and Ancillary Servicing Income, if any .................................
                                                                                                                     ---------------

                      To Series 1998-1 Noteholders:
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
         (c.)         To Class A, the total Class A Note Interest and Class A
                      Overdue Interest for the related period ................................                       $     66,932.77
                                                                                                                     ---------------
                              Interest on Class A-1 Notes ....................................  $           --
                                                                                                --------------
                              Interest on Class A-2 Notes ....................................  $           --
                                                                                                --------------
                              Interest on Class A-3 Notes ....................................  $           --
                                                                                                --------------
                              Interest on Class A-4 Notes ....................................  $    66,932.77
                                                                                                --------------
         (d.)         Interest on Class B Notes for the related period .......................                       $            --
                                                                                                                     ---------------
         (e.)         Interest on Class C Notes for the related period .......................                       $            --
                                                                                                                     ---------------
         (f.)         To Series 1998-1 Noteholders:

                      To Class A, the total Principal Payment and Class A Overdue
                      Principal, if any ......................................................                          2,657,341.94
                                                                                                                     ---------------
                              Principal Payment to Class A-1 Noteholders .....................        N/A
                                                                                                --------------
                              Principal Payment to Class A-2 Noteholders .....................
                                                                                                --------------
                              Principal Payment to Class A-3 Noteholders .....................  $           --
                                                                                                --------------
                              Principal Payment to Class A-4 Noteholders .....................  $ 2,657,341.94
                                                                                                --------------
                      To Class B for Principal Payment and Overdue Principal, if any .........                                    --
                                                                                                                     ---------------
                      To Class C for Principal Payment and Overdue Principal, if any .........                                    --
                                                                                                                     ---------------

         (g)          Overdue Principal (included in the Principal Payments per above, if any):

                      To Class A, total for Overdue Principal ................................       N/A
                                                                                                --------------
                              Overdue Principal to Class A-1 .................     N/A
                                                                                 ---------
                              Overdue Principal to Class A-2 .................     N/A
                                                                                 ---------
                              Overdue Principal to Class A-3 .................     N/A
                                                                                 ---------
                              Overdue Principal to Class A-4 .................     N/A
                                                                                 ---------
                      To Class B for Overdue Principal .......................................       N/A
                                                                                                --------------
                      To Class C for Overdue Principal .......................................       N/A
                                                                                                --------------
         (h1.)        Until the Reserve Account Funding Date:

                      To the Reserve Account, the amount equal to the Servicing
                      Fee otherwise payable to ABS ...........................................                            N/A
                                                                                                                     ---------------
         (h2.)        After the Reserve Account Funding Date:

                      To the Servicer, ABS, the Servicing Fee plus Ancillary
                      Servicing Income, if any ...............................................                             19,130.28
                                                                                                                     ---------------
         (i.)         To the Reserve Account, the amount needed to increase the
                      amount on deposit in the Reserve Account to the Required
                      Reserve Amount for such Payment Date ...................................                            N/A
                                                                                                                     ---------------

         (j.)         Upon the occurrence of a Residual Event      the lesser of:

         (j1.)        (A) the Available Funds remaining on deposit in the
                      Facility Account and ...................................................       N/A
                                                                                                --------------
         (j2.)        (B) the aggregate amount of Residual Receipts included in
                      Available Funds ........................................................       N/A
                                                                                                --------------
         (j3.)        To be deposited to the Residual Account ................................                            N/A
                                                                                                                     ---------------
         (k.)         To Class D Noteholders for Principal Payment ...........................                             --
                                                                                                                     ---------------
         (l.)         To Class D Noteholders for Overdue Principal, if any ...................                            N/A
                                                                                                                     ---------------

                      (3)     To ABS, the Servicing Fee previously due, but
                              deposited to the Reserve Account ...............................                       $            --
                                                                                                                     ---------------

                      (4)     To the Trustee to Fund the Servicer Conversion
                              Expense Account ................................................
                                                                                                                     ---------------

                      (5)     To the Series Obligors, as holders of the Residual
                              Interest, any Available Funds remaining on deposit
                              in the Facility Account ........................................                       $    626,296.98
                                                                                                                     ---------------

IV.      SERVICER ADVANCES

         (a.)         Aggregate amount of Servicer Advances at the beginning of the
                      related Collection Period ..............................................                            736,766.57
                                                                                                                     ---------------
         (b.)         Servicer Advances reimbursed during the related Collection
                      Period .................................................................                             30,185.40
                                                                                                                     ---------------
         (c.)         Amount of unreimbursed Servicer Advances to be reimbursed
                      on the Settlement Date .................................................                             52,430.80
                                                                                                                     ---------------
         (d.)         Servicer Advances made during the related Collection Period ............                                    --
                                                                                                                     ---------------
         (e.)         Aggregate amount of Servicer Advances at the end of the
                      Collection Period ......................................................                       $    654,150.37
                                                                                                                     ---------------

V.       RESERVE ACCOUNT

         (a.)         Amount on deposit at the beginning of the related
                      Collection Period ......................................................                       $  3,600,000.00
                                                                                                                     ---------------
         (b.)         Amounts used to cover shortfalls, if any, for the related
                      Collection Period ......................................................                       $            --
                                                                                                                     ---------------
         (c.)         Amounts transferred from the Facility Account, if
                      applicable .............................................................                       $            --
                                                                                                                     ---------------
         (d.)         Interest earned on Reserve Balance .....................................                       $      4,969.02
                                                                                                                     ---------------
         (e.)         Reserve Account Ending Balance before calculating Required
                      Reserve Amount .........................................................                       $  3,604,969.02
                                                                                                                     ---------------
         (f.)         Required Reserve Amount needed as of the related Collection
                      Period .................................................................                       $  3,600,000.00
                                                                                                                     ---------------
         (g1.)        If (f) is greater than (e), then amount of shortfall ...................                                  0.00
                                                                                                                     ---------------
         (g2.)        If (e) is greater than (f), then excess amount to be
                      transferred to the Series Obligors .....................................                              4,969.02
                                                                                                                     ---------------
         (h.)         Amounts on deposit as of this Settlement Date (e minus g2) .............                       $  3,600,000.00
                                                                                                                     ---------------


VI.      RESIDUAL ACCOUNT

         (a.)         Amount on deposit at the beginning of the related
                      Collection Period ......................................................                                  0.00
                                                                                                                     ---------------
         (b.)         Amounts transferred from the Facility Account ..........................                                  0.00
                                                                                                                     ---------------
         (c.)         Amounts used to cover shortfalls for the related Collection
                      Period .................................................................                                  0.00
                                                                                                                     ---------------
         (d.)         Amount on deposit as of this Settlement Date ...........................                                  0.00
                                                                                                                     ---------------
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
VII.     ADDITIONAL PROPERTY FUNDING ACCOUNT

         (a.)         Amount on deposit at the beginning of the related
                      Collection Period ......................................................                                  0.00
                                                                                                                     ---------------
         (b.)         Amounts transferred from the Facility Account ..........................                                  0.00
                                                                                                                     ---------------
         (c.)         Amounts transferred to the Series Obligors .............................                                  0.00
                                                                                                                     ---------------
         (d.)         Amount on deposit as of this Settlement Date ...........................                                  0.00
                                                                                                                     ---------------


VIII.    ADVANCE PAYMENTS

         (a.)         Beginning aggregate Advance Payments ...................................                       $    465,575.17
                                                                                                                     ---------------
         (b.)         Amount of Advance Payments collected during the related
                      Collection Period ......................................................                       $    370,983.62
                                                                                                                     ---------------
         (c.)         Investment earnings for the related Collection Period ..................                       $        574.73
                                                                                                                     ---------------
         (d.)         Amount of Advance Payments withdrawn for deposit into
                      Facility Account .......................................................                       $    385,366.02
                                                                                                                     ---------------
         (e.)         Ending aggregate Advance Payments ......................................                       $    451,767.50
                                                                                                                     ---------------



         ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

         BY:          /s/ Mark Shapiro
                      --------------------------------
         TITLE:       Assistant Treasurer

         DATE:        10-May-02
                      ---------


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